Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, I, David Goldenberg, Interim Chief Financial Officer of Advanced ID Corporation (the “Company"), hereby certify, that to the best of my knowledge, the Annual report on Form 10-KSB of the Company for the period ended December 31, 2005 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 30, 2006	By:	/s/ David Goldenberg
David Goldenberg
Interim Chief Financial Officer